UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21691

Adirondack Funds

(Exact name of registrant as specified in charter)

26 Vly Road, Albany, NY  12205

(Address of principal executive offices)

(Zip code)

Gregory A. Roeder, Adirondack Research and Management, Inc.

26 Vly Road, Albany, NY  12205

(Name and address of agent for service)

Copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant's telephone number, including area code: (518) 439-7507

Date of fiscal year end: March 31

Date of reporting period: March 31, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The Adirondack Small Cap Fund

ANNUAL REPORT

March 31, 2008

March 31, 2008

Dear Fellow Shareholder:

The Adirondack Small Cap Fund finished its third fiscal year (04/01/07 to 03/31/08) down 13.08% after fees and expenses. During the same period the Russell 2000 Value Index® declined 16.84%. Volatility, as measured by the standard deviation of monthly returns, was 10.00% for the Fund compared to 13.40% for the Russell 2000 Value Index®. The Fund had cumulative returns of 20.05% since inception, versus 13.79% for the Russell 2000 Value Index®.  The Fund owes most of this out-performance to the preservation of capital during the second half of the 2008 fiscal year.   We are now using the Russell 2000 Value Index® as our benchmark given that several rating agencies recently informed us that the Fund falls within the value style box. We are not disciples of Graham Dodd, yet we do operate with a similar philosophy. We seek a margin of safety, however with more emphasis on cash flow than hard assets.

March 31, 2008 Performance Summary
	Cumulative Return Since Inception	Average Annualized Return Since Inception	3yr 04/06/05- 3/31/08	1yr 1/01/07-3/31/07
The Adirondack Small Cap Fund	20.05%	6.31%	20.05%	-13.08%
Russell 2000® Value Index	13.79%	4.42%	13.79%	-16.84%

The Fund commenced operation on April 6, 2005.  This data reflects past performance Total return measures aggregate change.  Past performance does not guarantee future results.  Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemptions. Please consider the investment objectives, risks, fees and expenses of The Adirondack Small Cap Fund before investing.  For a prospectus containing these details and for current performance information please call 1-888-686-2729.  Read it carefully before you invest.  Current performance may be lower or higher than the performance data quoted.

After a strong and reasonably smooth four year run, the U.S. equity markets hit a pocket of turbulence. A weak housing market and higher oil prices took their toll on consumer confidence.  Surprisingly nevertheless, the employment picture is not alarming, GDP growth is still in positive territory and corporate profit outlooks are reasonably sanguine.  Small caps naturally have more at stake when it comes to the health of the U.S. Economy as these companies often lack meaningful international exposure. Certainly we see challenges ahead for small stocks until the pockets of overcapacity in industries such as banking, real estate and retail are addressed.

The Fund finished the year with 49 equity positions and representation in all of the major economic sectors. The Fund’s top ten holdings represented 30.78% of Fund assets with no single equity holding comprising more than 4%. Relative to the Index, the Fund continues to be overweight technology stocks and underweight financials. We still believe that small technology stocks offer compelling valuations as expectations are low, business prospects are decent and balance sheets are strong. Additionally, many of these companies have international exposure that offset domestic weakness. We have recently increased our exposure to financials in a way that we believe is measured and careful. We are still largely avoiding banks as we think credit quality will continue to be a problem. Instead we are focusing on transaction processors and insurance companies. We are overweight the Healthcare sector and have a limited exposure to Retailers. In fact at March 31st the funds retail exposure was less than 4% of fund assets and the majority of that exposure was to supermarket chains.

Down markets are inevitable but by no means enjoyable. With inflation running at 4%-5%, the risk-free alternative of earning 3%-4% annually in government bonds is simply a losing proposition.  As often the case, earning above average returns requires courage and patience. These traits will surely be tested over the next several quarters. With the constant barrage of bad news, the notion of keeping money in a mattress might even seem like a good idea. Nevertheless we encourage you to avoid the temptation of timing the market, but rather maintain a financial plan that’s consistent with your long-term goals and objectives. As always, please seek advice from knowledgeable sources that can help balance your investment goals with your risk tolerance.

Thank you for your continued investment in the Fund. Three years is an important milestone. We are especially thankful for those investors who have stuck with us from the beginning. Without your support, our endeavor would not be possible. Also thanks to our trustee’s for their helpful guidance and direction. Once again, we are honored that you have chosen The Adirondack Small Cap Fund as part of your investment portfolio. For the most up-to-date information on your investment, please visit our website at www.adirondackfunds.com. As always please don’t hesitate to pick up the phone and call us (518) 690-0470.

Regards,

Matt Reiner, CFA®

Greg Roeder, CFA®

Portfolio Manager

Portfolio Manager

mreiner@adirondackfunds.com

groeder@adirondackfunds.com

Adirondack Small Cap Fund

Comparison of the Change in Value of a $10,000 Investment in the Adirondack Small Cap Fund, the Russell 2000 Index and the Russell 2000 Value Index.

Adirondack Small Cap Fund
Average Annual Total Returns (a)
(for periods ended March 31, 2008)
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
3/31/2005
6/30/2005
9/30/2005
12/31/2005
3/31/2006
6/30/2006
9/30/2006
12/31/2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
Adirondack Small Cap Fund ($11,999)
Russell 2000 Index ($11,625)
Russell 2000 Value Index ($11,374)

	1 Year	Since Inception
Adirondack Small Cap Fund *	(13.08)%	6.31%
Russell 2000 Index **	(12.97)%	5.18%
Russell 2000 Value Index **	(16.84)%	4.42%

(a) The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

* Initial public offering of shares was April 6, 2005.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. They are widely recognized unmanaged indices representative of broader markets and ranges of securities than are found in the Fund's portfolio. Individuals cannot invest directly in an index.

This chart assumes an initial investment of $10,000 made on April 6, 2005. Past performance doesn't guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less then their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.
Current performance may be higher or lower than the performance quoted. Performance information current to the most recent month-end may be obtained by calling 1-888-686-2729.

THE ADIRONDACK SMALL CAP FUND

GRAPHICAL ILLUSTRATION (Unaudited)

MARCH 31, 2008

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of net assets.

	The Adirondack Small Cap Fund
	Schedule of Investments
	March 31, 2008

Shares		Value

COMMON STOCKS - 94.13%

Accident & Health Insurance - 2.32%
20,000	Conseco, Inc. *	$ 204,000

Air-Conditioning & Warm Air Heating Equipment - 2.82%
8,089	Tecumseh Products Co.	248,171

Aircraft Parts & Auxiliary Equipment - 1.69%
8,500	Hawk Corp.*	148,920

Biotechnology Research & Products - 1.67%
32,041	Trinity Biotech plc. (Ireland) *	147,068

Broadcasting And Cable TV - 0.97%
48,348	Spanish Broadcasting System, Inc. *	85,576

Business Services - 0.50%
4,800	Startek, Inc.	44,208

Communications Technology - 0.86%
50,393	NMS Communications Corp. *	75,590

Computer Communications Equipment - 2.17%
83,500	3Com Corp.	191,215

Computer Services Software & System - 5.75%
57,000	Sumtotal Systems, Inc. *	237,690
7,000	Lawson Software Americas, Inc. *	52,710
20,600	Skillsoft Public Limited Co. ADR *	215,682
		506,082
Computer Technology - 1.69%
9,900	Perot Systems Corp. *	148,896

Container & Package-Metal & Glass - 2.83%
9,900	Crown Holdings, Inc.	249,084

Drugs & Pharmaceuticals - 2.22%
22,500	King Pharmaceuticals, Inc. *	195,750

Electric Services - 4.52%
18,500	PNM Resources, Inc.	230,695
7,504	Unisource Energy Corp.	167,039
		397,734
Electric Services - 1.75%
19,500	Dynegy, Inc.	153,855

Entertainment - 1.17%
4,000	Dreamworks Animation Skg, Inc. *	103,120

Financial Data Process Services - 3.72%
28,085	Espeed, Inc. Class A *	327,471

Financial Miscellaneous - 4.03%
14,700	Medallion Financial Corp.	132,888
25,980	PMA Capital Corp.	221,869
		354,757
Fire, Marine & Casualty Insurance - 2.92%
16,000	Montpelier Re Holdings Ltd.	256,800

Gold And Silver Ores - 1.98%
43,171	Coeur D'Alene Mines Corp.	174,411

Health Services - 3.51%
25,400	Cardiac Science Corp. *	212,090
6,700	US Physical Therapy, Inc. *	96,614
		308,704
Healthcare Information Services - 0.82%
47,149	Medecision, Inc. *	71,666

Home Health Care - 0.94%
126,810	Hooper Holmes, Inc.	82,427

Instruments For Measuring & Testing Of Electricity & Electronic Signals - 1.54%
17,403	Ixia *	135,047

Life Insurance - 2.08%
15,000	Phoenix Companies, Inc.	183,150

Medical & Dental Instruments & Supply - 1.33%
19,100	Vascular Solutions, Inc. *	117,083

Miscellaneous Chemical Products - 2.23%
5,900	WD-40 Co.	196,175

Printed Circuit Boards - 4.06%
40,570	DDI Corp. *	188,245
104,179	Sanmina-Sci Corp. *	168,770
		357,015
Pharmaceutical Preparations - 1.94%
6,500	Alpharma, Inc.	170,365

Publishing-Newspapers - 3.19%
38,000	Journal Communications, Inc.	280,440

Retail-Grocery Stores - 3.58%
12,800	Ingles Markets, Inc.	314,752

Retail-Women's Clothing Stores - 0.30%
2,600	Christopher & Banks Corp.	25,974

Radio & TV Broadcasting & Communications Equipment - 1.41%
20,400	Endwave Corp. *	123,828

Radio Broadcasting Stations - 2.57%
19,000	Cox Radio, Inc. Class A *	225,720

Surgical & Medical Instruments & Apparatus - 0.46%
3,499	Angiodynamics, Inc. *	40,448

Semiconductors & Related Devices - 2.98%
55,000	AXT, Inc. *	262,350

Services Amusements & Recreation Services - 3.93%
30,500	Warner Music Group Corp.	151,890
92,245	Westwood One, Inc.	193,715
		345,605
Services Computer Programming Services - 2.60%
24,240	Realnetwork, Inc. *	138,895
8,000	I2 Technologies, Inc. *	90,080
		228,975
Sugar & Confectionery Products - 3.42%
11,948	Tootsie Roll Industries, Inc.	301,090

Surety Insurance - 2.59%
9,600	Assured Guaranty Ltd. (Bermuda)	227,904

Television Broadcasting Stations - 3.07%
21,456	Sinclair Broadcast Group, Inc.	191,173
13,966	Gray Television, Inc.	79,466
		270,639

TOTAL FOR COMMON STOCKS (Cost $8,738,487) - 94.13%		$ 8,282,065

SHORT-TERM INVESTMENTS - 6.26%
550,651	Huntington U.S. Treasury Money Market IV 1.20% **	550,651

TOTAL SHORT-TERM INVESTMENTS (Cost $550,651)		550,651

TOTAL INVESTMENTS (Cost $9,289,138) - 100.39%		$ 8,832,716

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.39)%		(34,726)

NET ASSETS - 100.00%		$ 8,797,990

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at March 31, 2008.
The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Assets and Liabilities
March 31, 2008

Assets:
Investments in Securities, at Value (Cost $9,289,138)	$ 8,832,716
Cash	350
Receivables:
Securities Sold	27,170
Dividends and Interest	7,276
Total Assets	8,867,512
Liabilities:
Payable for Securities Purchased	48,051
Accrued Management Fees	6,726
Accrued Expenses	14,745
Total Liabilities	69,522

Net Assets	$ 8,797,990

Net Assets Consist of:
Paid In Capital	$ 9,057,732
Accumulated Undistributed Realized Gain on Investments	196,681
Unrealized Depreciation in Value of Investments	(456,423)
Net Assets, for 799,386 Shares Outstanding	$ 8,797,990

Net Asset Value Per Share	$ 11.01

Minimum Redemption Price Per Share ($11.01 * 0.99) Note 5	$ 10.90

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Operations
For the year ended March 31, 2008

Investment Income:
Dividends	$ 55,169
Interest	47,600
Total Investment Income	102,769

Expenses:
Advisory Fees (Note 3)	118,942
Transfer Agent Fees	28,647
Legal Fees	17,076
Custodian Fees	8,779
Auditing Fees	9,913
Trustee Fees	1,600
Miscellaneous Fees	1,491
Insurance Fees	943
Registration Fees	780
Printing & Mailing Fees	177
Total Expenses	188,348
Advisory Fees Waived (Note 3)	(26,587)
Net Expenses	161,761

Net Investment Loss	(58,992)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	326,210
Net Change in Unrealized Depreciation on Investments	(1,575,653)
Realized and Unrealized Gain (Loss) on Investments	(1,249,443)

Net Decrease in Net Assets Resulting from Operations	$ (1,308,435)

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Statement of Changes in Net Assets

	For the Years Ended
	3/31/2008	3/31/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (58,992)	$ (15,209)
Net Realized Gain on Investments	326,210	678,340
Unrealized (Depreciation)/Appreciation on Investments	(1,575,653)	313,259
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,308,435)	976,390

Distributions to Shareholders: (Note 7)
Net Investment Income	-	-
Realized Gains	(754,289)	(35,275)
Total Dividends and Distributions Paid to Shareholders	(754,289)	(35,275)

Capital Share Transactions (Note 4)	1,154,993	(116,172)

Total Increase (Decrease) in Net Assets	(907,731)	824,943

Net Assets:
Beginning of Year	9,705,721	8,880,778

End of Year (Including Undistributed Net Investment Loss of $0 and
$0, respectively)	$ 8,797,990	$ 9,705,721

The accompanying notes are an integral part of these financial statements.

The Adirondack Small Cap Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

			For the
	For the Years Ended		Peroid Ended
	3/31/2008	3/31/2007	3/31/2006 †

Net Asset Value, at Beginning of Year	$ 13.75	$ 12.35	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) *	(0.08)	(0.02)	(0.08)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.65)	1.47	2.43
Total from Investment Operations	(1.73)	1.45	2.35

Distributions:
Net Investment Income	-	-	-
Realized Gains	(1.01)	(0.05)	-
Total from Distributions	(1.01)	(0.05)	-

Net Asset Value, at End of Year	$ 11.01	$ 13.75	$ 12.35

Total Return **	(13.08)%	11.78%	23.50%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 8,798	$ 9,706	$ 8,881
Ratio of Expenses to Average Net Assets
Before Waivers	1.99%	2.04%	2.50%	***
After Waivers	1.70%	1.70%	1.70%	***
Ratio of Net Investment Income (Loss) to Average Net Assets
Before Waivers	(0.90)%	(0.52)%	(1.46)%	***
After Waivers	(0.62)%	(0.18)%	(0.66)%	***
Portfolio Turnover	87.74%	76.83%	21.94%

† Commencement of Operations April 6, 2005.
* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** Annualized
The accompanying notes are an integral part of these financial statements.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2008

Note 1. Organization

The Adirondack Small Cap Fund (the “Fund”), is a diversified series of Adirondack Funds (the “Trust”), an open-end investment company that was organized as an Ohio business trust on December 8, 2004.  The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is the only series currently authorized by the Board of Trustees. The Fund commenced investment operations April 6, 2005. The Fund’s investment objective is long-term capital appreciation. The Fund’s principal investment strategy is to invest in a diversified portfolio of equity securities of small capitalization companies that the Fund’s investment adviser, Adirondack Research & Management, Inc. (the “Advisor”), believes are undervalued.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuations: Equity securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by a pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by a pricing service at its last bid price.  When market quotations are not readily available from a pricing service, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, such securities are fair valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Advisor decides that a price provided by a pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, when restricted or illiquid securities are being valued, or when an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Board of Trustees annually reviews and approves the use of the pricing services.  The Board will initially approve and annually reapprove use of a pricing service if it is satisfied that use of the pricing service will result in the accurate valuation of Fund securities.

Foreign currency: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2008

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Financial futures contracts: The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing securities markets or interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the change in daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Federal Income Taxes:  The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

Distributions to Shareholders:  The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Other:  The Fund follows industry practice and records security transactions on the trade date.  The specific identification method is used for determining gains or losses for financial statements and income tax purposes.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums are amortized over the useful lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Use of Estimates:  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Reclassifications:  In accordance with SOP 93-2, the Fund has recorded a reclassification in the capital accounts. As of March 31, 2008, the Fund recorded permanent book/tax differences of $26,995 from net investment loss to paid-in capital. This reclassification has no impact on the net asset value of the Fund and is designed generally to present undistributed income and net realized gains on a tax basis, which is considered to be more informative to shareholders.

expenses during the year. Actual results could differ from these estimates.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. Gregory A. Roeder, Louis Morizio and Matthew Reiner, each a Trustee and/or an officer of the Fund, are the shareholders of the Advisor. Under the Agreement the Advisor earns a monthly fee from the Fund at the annual rate of 1.25% of the Fund’s average daily net assets.  The Advisor has agreed to waive its management fee and/or reimburse expenses to the extent that the Fund’s total annual operating expenses exceed 1.70% until July 31, 2008. The Advisor’s obligation to reimburse expenses excludes brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary expenses, and costs of acquired funds.  Any waiver or reimbursement by the Advisor is subject to repayment by the Fund within three fiscal years following the fiscal year in which the waived and/or reimbursed expenses occurred, if the Fund is able to make repayment without exceeding its current expense limitations and the repayment is approved by the Board of Trustees.  For the year ended March 31, 2008 the Advisor earned advisory fees of $118,942, of which $26,587 was waived.  The Fund owed the Advisor $6,726 as of March 31, 2008.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2008

As of March 31, 2008 the following is subject to repayment by the Fund to the Advisor.

Fiscal Year Ended	Recoverable Through	Fund
March 31, 2006	March 31, 2009	$32,926
March 31, 2007	March 31, 2010	$29,418
March 31, 2008	March 31, 2011	$26,587

Note 4. Capital Share Transactions

The Fund is authorized to issue an unlimited number of no par value shares of separate series.  The total paid-in capital was $9,057,732 as of March 31, 2008.  Transactions in capital for the fiscal years ended March 31, 2008 and 2007 were as follows:

	2008		2007
	Shares	Amount	Shares	Amount
Shares sold	174,592	$2,176,020	117,571	$1,478,404
Shares reinvested	63,707	754,289	2,710	35,231
Shares redeemed	(144,543)	(1,775,316)	(133,469)	(1,629,807)
Net increase (decrease)	93,756	$1,154,993	(13,188)	$(116,172)

Shareholders will be subject to a Redemption Fee on redemptions and exchanges equal to 1.00% of the net asset value of the Fund shares redeemed within 30 days after their purchase.  For the fiscal year ended March 31, 2008 no redemption fees were collected by the Fund from shareholder transactions.

Note 5. Investment Transactions

For the year ended March 31, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $8,413,634 and $7,565,959 respectively.

Note 6. Tax Matters

For Federal income tax purposes, the cost of investments owned at March 31, 2008 was $9,309,036 including short-term investments. The difference between book cost and tax cost represents wash sales of $19,898.

At March 31, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$707,623	($1,183,944)	($476,321)

As of March 31, 2008, the components of distributable earnings on a tax basis were as follows:

Value
Undistributed capital gain	$204,032
Unrealized depreciation on investments	(476,321)

The tax character of distributions paid during the fiscal year ended March 31, 2008.

Value
Short Term Capital Gain	$92,792
Long Term Capital Gain	661,497
$754,289

Note 7. Distributions to Shareholders

On December 27, 2007, distributions of $0.12456 and $0.88797 per share aggregating $92,792 and $661,497 were paid to shareholders of record on this same date from short term and long term capital gains.

THE ADIRONDACK SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

MARCH 31, 2008

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under section 2 (a) (9) of the Investment Company Act of 1940.  As of March 31, 2008, Charles Schwab & Co. for the benefit of its customers owned over 60% of the Fund.  The Schwab account is an omnibus account for the benefit of individual investors.  Substantially all of this account (60% of the Fund) is owned by clients of the Berkshire Bank Company.  Berkshire Bank has discretionary authority over its client’s assets and therefore Berkshire Bank may deem to beneficially own the shares of the Fund and indirectly control the Fund.

Note 9. New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on April 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements.  FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied.  Management is currently evaluating the application of FAS 157 to the Fund and will provide additional information in relation to FAS 157 in the Fund’s semi-annual financial statements for the period ending September 30, 2008.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

  of The Adirondack Small Cap Fund,

  a Series of the Adirondack Funds

We have audited the accompanying statement of assets and liabilities of The Adirondack Small Cap Fund, a Series of the Adirondack Funds (the “Fund”), including the schedule of investments, as of March 31, 2008 and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the two years in the period then ended, and financial highlights for the period April 6, 2005 (commencement of investment operations) through March 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and cash owned as of March 31, 2008, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Adirondack Small Cap Fund, a Series of the Adirondack Funds as of March 31, 2008, the results of its operations and changes in its net assets for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania May 28, 2008

The Adirondack Small Cap Fund
Expense Illustration
March 31, 2008 (Unaudited)

Expense Example

As a shareholder of The Adirondack Small Cap Fund, you incur ongoing costs which typically consist of: (1) management fees and other Fund expenses and (2) potential redemption fees for redemption of shares within 30 days of purchase. This Example is intended to help you understand your ongoing costs (in dollars) of  investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, October 1, 2007 through March 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the 1.00% redemption fee imposed on redemptions within 30 days of purchase.  Therefore, the second line of the table is useful in comparing your ongoing costs only, and will not help you determine the relative total costs of owning different funds.  If the transactional costs were included where applicable, your costs may be higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	October 1, 2007	March 31, 2008	October 1, 2007 to March 31, 2008

Actual	$1,000.00	$884.64	$8.01
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,016.50	$8.57

* Expenses are equal to the Fund's annualized expense ratio of 1.70%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2008 (UNAUDITED)

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Kevin Gallagher 100 Ford Rd. Denville, New Jersey 07834 Age: 43	Trustee	Indefinite; Since March 2005	1	Vice President of Business Development, Panurgy NY Metro, LLC since February 2004; Director of Sales, Coca-Cola Enterprises from December 1988 through February 2004
Wade Coton 26 Vly Road Albany, New York 12205 Age: 40	Trustee	Indefinite; Since March 2005	1	Home Builder and Developer, Richard H. List, Inc. since January 1995.

THE ADIRONDACK SMALL CAP FUND

TRUSTEES AND OFFICERS

MARCH 31, 2008 (UNAUDITED)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Each Trustee serves as a trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address, Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Number of Portfolios Overseen	Principal Occupation During Past Five Year and Current Directorships
Gregory A. Roeder 26 Vly Road Albany, New York 12205 Age: 44	President and Chief Compliance Officer	Indefinite; Since March 2005	N/A	Principal, Adirondack Research & Management, Inc. from 2003 to the present; Portfolio Manager/Analyst, Eddy & Wakefield from 2000 to 2003; Analyst, CL King & Associates from 1997 to 2000
Louis Morizio 26 Vly Road Albany, New York 12205 Age: 48	Trustee; Secretary	Indefinite; Trustee Since March 2005; Secretary Since December 2004	1	Registered Investment Adviser, Center for Financial Planning, from December 1994 to January 2008; Vice President, Berkshire Bank, from January 2008 to present.
Matthew Reiner 26 Vly Road Albany, New York 12205 Age: 42	Treasurer and Principal Financial Officer	Indefinite; Since March 2005	N/A

Vice President of Research, Paradigm Capital Management from 2000 to 2005; Senior Analyst and Portfolio Manager, Paradigm Capital Management from 1998 to 2005; Equity Analyst, CL King & Associates from 1996 to 1998; Research Associate, CL King & Associates from 1994 to 1996.

Norman Joseph Plourde 26 Vly Road Albany, New York 12205 Age: 45	Trustee	Indefinite; Since March 2005	1

Principal and General Manager since August 2006 of Ideal Wood Products. Treasurer and owner, Ideal Wood Products since October 2001; General Manager of Operations, Universal Forest Products from July 2006 to October 2001; General Manager and treasurer, P&R Truss Co. from June 1985 through October 2001

Board of Trustees

Wade Coton

Kevin Gallagher

Louis Morizio

Norman Joseph Plourde

Investment Adviser

Adirondack Research and Management, Inc.

26 Vly Road

Albany, NY  12205

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

8000 Town Centre Drive, Suite 400

Broadview Heights, OH  44147

Custodian

The Huntington National Bank, NA

41 South High Street

Columbus, OH  43216

Independent Registered Public Accounting Firm

Sanville & Company

1514 Old York Road

Abington, PA  19001

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH  45202

This report is provided for the general information of the shareholders of the Adirondack Small Cap Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

A copy of registrant's code of ethics will be provided to any person without charge, upon request.  Please call 888-686-2729 to request information.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s board of trustees has determined that Kevin Gallagher is an audit committee financial expert.  Kevin Gallagher is independent for purposes of this Item 3.  He has become an expert due to experience during his years as divisional manager at the Coca Cola Company.

Item 4. Principal Accountant Fees and Services.

[The information required by this Item is only required in an annual report.]

(a)

Audit Fees

FY 2008

$ 11,500

FY 2007

$ 10,000

(b)

Audit-Related Fees

Registrant

FY 2008

$ 0

FY 2007

$ 0

(c)

Tax Fees

Registrant

FY 2008

$ 1600

FY 2007

$ 1200

Nature of the fees:

Preparation and filing of taxes.

 (d)

All Other Fees

Registrant

FY 2008

$ 0

FY 2007

$ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

There’s no pre-approval policy in place.  The audit committee approves expenditures and engagements at the regular audit committee meetings.

(2)

Percentages of Services Approved by the Audit Committee

Registrant]

Audit-Related Fees:

100%

Tax Fees:

100%

All Other Fees:

N/A  %

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2008

$ 1,600 [tax fees]

FY 2007

$ 1,200 [tax fees]

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 14, 2007, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adirondack Funds

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date June 9, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Gregory A. Roeder

*Gregory A. Roeder

President and Chief Compliance Officer

Date June 9, 2008

By /s/Matthew Reiner

*Matthew Reiner

Treasurer and Principal Financial Officer

Date June 9, 2008

* Print the name and title of each signing officer under his or her signature.